UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2019

REAC GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8878 Covenant Avenue, Suite 209, Pittsburgh, PA	15237
(Address of principal executive offices)	(Zip Code)

Registrant s telephone number, including area code: (724) 656-8886

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01	Other Events

On December 26, 2019, we entered into a definitive agreement and plan of merger and reorganization with Florida Beauty Express Inc., Florida Beauty Flora Inc., Floral Logistics of Miami Inc., Floral Logistics of California Inc. and Tempest Transportation Inc. (collectively “Florida Beauty”), pursuant to which Florida Beauty may purchase all of the shares of stock of our company held by Robert DeAngelis, our sole director and officer.

Item 9.01	Financial Statements and Exhibits

99.1	Definitive agreement and plan of merger and reorganization

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAC GROUP, INC.

/s/ Robert DeAngelis
Robert DeAngelis
President

Date: December 27, 2019

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